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                                                                    EXHIBIT 10.1


                          STRATEGIC DISTRIBUTION, INC.
                              AMENDED AND RESTATED
                        1990 INCENTIVE STOCK OPTION PLAN
                                     * * *

                                    ARTICLE I

                                     Purpose

                  The Strategic Distribution, Inc. 1990 Incentive Stock Option Plan (the "Plan") is intended as an incentive to improve the performance, encourage the continued employment, and increase the proprietary interest of certain directors, officers and key employees of Strategic Distribution, Inc. (the "Company") participating in the Plan. The Plan is designed to grant such directors, officers and key employees the opportunity to share in the Company's long-term success through stock ownership and to afford them the opportunity for additional compensation related to the value of the Company's stock.

                  The word "Company", when used in the Plan with reference to employment, shall include subsidiaries of the Company. The word "subsidiary", when used in the Plan, shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

                  It is intended that certain options granted under the Plan and designated as incentive stock options in the option agreements qualify as "incentive stock options" under Section 422A of the Code.

                  For purposes of the Plan, the term "Effective Date" shall mean September 7, 1990.


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                                   ARTICLE II

                                 Administration

                  The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") from among its members and shall consist of not less than two members thereof, who at all times have been with respect to the Plan and who are (and shall remain Committee members only so long as they continue to be) "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) under the Securities and Exchange Act of 1934.

                  Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion: (a) to determine, subject to approval of the Board as provided in ARTICLE IV and ARTICLE VI, which of the eligible Participants (as hereinafter defined) shall be granted options; (b) to authorize the granting of both incentive stock options and non-qualified stock options; (c) to determine the times when options shall be granted and the number of shares to be subject to options; (d) to determine the option price of the shares subject to each option, which price shall be not less than the minimum specified in ARTICLE V; (e) to determine the time or times when each option becomes exercisable, the duration of the exercise period and any other restrictions on the exercise of options issued hereunder; (f) to prescribe the form or forms of the option agreements under the Plan (which forms shall be consistent with the terms of the Plan but need not be identical and may contain such terms as the Committee may deem appropriate to carry out the purposes of the

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Plan); (g) to determine the nature of any rights and restrictions to be imposed on shares subject to options issued hereunder; (h) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; (i) to construe and interpret the Plan, the option agreements under the Plan and the rules and regulations adopted from time to time, if any; and (j) to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.

                                   ARTICLE III

                                      Stock

                  The stock to be subject to options granted under the Plan shall be shares of authorized but unissued common stock, par value $0.10 (the "Stock"), of the Company, or previously issued shares of such Stock reacquired by the Company and held in its treasury, as determined by the Board. Under the Plan, the total number of shares of Stock which may be purchased pursuant to options hereunder shall not exceed, in the aggregate, 2,000,000 shares, except as such number of shares shall be adjusted in accordance with the provisions of
ARTICLE X hereof. Options for no more than 100,000 shares of Stock may be granted to any individual optionee during any calendar year that the Plan is in effect, except as such number shall be adjusted in accordance with the provisions of ARTICLE X hereof.

                  Each option granted under the Plan shall be evidenced by an option agreement between the Company and the optionee

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containing such provisions as may be determined by the Committee, but shall be subject to the following terms and conditions:

                  (a) Each share of Stock purchased through the exercise of an option shall be paid for in full at the time of the exercise; and

                  (b) Each option shall become exercisable by the optionee in accordance with any vesting schedule established by the Committee pursuant to
ARTICLE VI of the Plan.

                  The number of shares of Stock available for grant of options under the Plan shall be decreased by the sum of the number of shares with respect to which options have been issued and are then outstanding and the number of shares issued upon exercise of options. In the event that any outstanding option for any reason expires, lapses, or is cancelled prior to the end of the period during which options may be granted, the shares of Stock called for by the unexercised portion of such option may again be subject to an option under the Plan.

                                   ARTICLE IV

                           Eligibility of Participants

                  Subject to ARTICLE VII, directors, officers and employees of the Company, together with consultants and advisers to the Company, who have been selected by the Committee as participants (collectively referred to as "Participants" and individually as a "Participant") shall be eligible to receive grants of options under the Plan; provided, however, that notwithstanding any other provision of the Plan to the contrary, no director of the Company, and no person who is not an officer

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or employee of the Company, shall be eligible to receive incentive stock options. Participation in the Plan shall be limited to eligible Participants who have entered into option have a right to be selected for participation in the Plan. agreements with the Company. No Participant, however, shall at any time have a right to be selected for participation in the Plan.

                                    ARTICLE V

                                  Option Price

                  The option price of each option granted under the Plan shall be determined by the Committee; provided, however, that in the case of each incentive stock option granted under the Plan, the option price shall not be less than the fair market value at the time the option is granted. In no event shall the option price of any option be less than the par value per share of Stock on the date an option is granted.

                  At any time when the Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value shall be deemed to be the mean between the last quoted bid and asked prices on NASDAQ on the date immediately preceding the date on which the option is granted, or, if not quoted on that day, then on the last preceding date on which such stock is quoted. If the Stock is listed on one or more national securities exchanges, the fair market value shall be deemed to be the mean between the highest and lowest sale prices reported on the principal national securities exchange on which such stock is listed and traded on

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the date immediately preceding the date on which the option is granted, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Stock is not quoted on NASDAQ or listed on an exchange, or representative quotes are not otherwise available, the fair market value of the Stock shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

                                   ARTICLE VI

                         Terms and Conditions of Options

                  The Committee shall determine the dates after which options may be exercised, in whole or in part. If an option is exercisable in installments, installments or portions thereof which are exercisable and not exercised shall remain exercisable.

                  Any other provision of the Plan notwithstanding and subject to
ARTICLE VII, no option shall be granted after the date which is ten years from the Effective Date (the "Termination Date") nor shall any option, if granted, be exercised after the date which is ten years after the option is granted.

                  Options granted hereunder may provide that if prior to the Termination Date an optionee shall cease to be employed by the Company for any reason other than death, disability or for cause, the option will remain exercisable by the optionee for a period not extending beyond three months after the date of cessation of employment, but in no event later than the Termination Date, to the extent it was exercisable at the time of

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cessation of employment. Options granted hereunder may provide that if prior to the Termination Date an optionee shall cease to be employed by the Company for reasons of death or disability, the option will remain exercisable by the optionee or, in the event of his death, by the person or persons to whom the optionee's rights under the option would pass by will or the applicable laws of descent and distribution for a period not extending beyond one year after the date of death or disability, but in no event later than the Termination Date, to the extent it was exercisable at the time of death or disability. Options granted hereunder may provide that if prior to the Termination Date an optionee shall cease to be employed by the Company by reason of termination of employment by the Company for cause, or by voluntary termination at a time when the Company is entitled to terminate such optionee's employment for cause, the option shall terminate immediately. For purposes of the Plan, the Company shall have "cause" to terminate an optionee's employment hereunder upon (i) the commission by the optionee of a proven act of fraud or embezzlement against the Company, (ii) the engaging by the optionee in willful misconduct or gross negligence which is demonstrably and materially injurious to the Company, monetarily or otherwise,
(iii) failure of the optionee to render services to the Company in accordance with such optionee's duties as an employee of the Company or (iv) the optionee being convicted of a misdemeanor involving an act of moral turpitude or a felony.


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                  For purposes of the Plan, in the case of a Participant who is a director, references to employment herein shall be deemed to refer to such director's service to the Company in such capacity.

                  Notwithstanding the foregoing, stock options granted hereunder shall provide that no option shall be exercisable after the optionee's cessation of employment with the Company if at the time of exercise the By-Laws of the Company limit the ownership of common stock of the Company to selected persons, including employees of the Company.

                                   ARTICLE VII

                          Special Provisions Applicable
                         Only to Incentive Stock Options

                  To the extent the aggregate fair market value (determined at the time the option is granted) of the Stock with respect to which incentive stock options may be exercisable for the first time by an optionee during any calendar year (under this Plan and any other stock option plan of the Company and any parent or subsidiary thereof) exceeds $100,000, such incentive stock options shall be treated as options which are non-qualified stock options.

                  No incentive stock option may be granted to an individual who, at the time the option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such option (i) has an option price of at least 110% of the fair market value of the Stock on the date

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of the grant of such option; and (ii) such option by its terms cannot be exercised more than five years after the date it is granted.

                  Each optionee who receives an incentive stock option must agree to notify the Company in writing immediately after the optionee makes a disqualifying disposition of any Stock acquired pursuant to the exercise of an incentive stock option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the date the optionee was granted the incentive stock option or (b) one year after the date the optionee acquired Stock by exercising the incentive stock option.

                                  ARTICLE VIII

                               Payment for Shares

                  Payment for shares of Stock acquired pursuant to an option granted hereunder shall be made in full, upon exercise of the options (i) in immediately available funds in United States dollars, by certified or bank cashier's check, (ii) by surrender to the Company of shares of Stock, or (iii) by a combination of cash and shares of Stock. For purposes of this ARTICLE VIII, the shares of Stock surrendered in payment of the option price shall be valued as of the exercise date of the option. The Company in its discretion, and subject to any reasonable procedures required by its registrars and transfer agents, may credit or apply shares of Stock held by the optionee and identified to the Company toward payment of the applicable option exercise price without actual surrender of the certificate representing such shares and

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may cause to be issued to the optionee certificates for shares representing the balance of the shares to be issued upon exercise of the option. Payment in full shall include payment of any amounts required under paragraph (b) of ARTICLE XIX.

                                   ARTICLE IX

                  Non-Transferability of Option Rights and Stock

                  During the lifetime of the optionee, the option shall be exercisable only by the optionee. No option shall be transferable, except by will or the laws of descent and distribution.

                                    ARTICLE X

                  Adjustment for Recapitalization, Merger, Etc.

                  The aggregate number of shares of Stock which may be purchased or acquired pursuant to options granted hereunder, the maximum number of shares of Stock for which Options may be granted to any individual optionee during any calendar year, the number of shares of Stock covered by each outstanding option and the price per share thereof in each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Stock resulting from a stock split or other subdivision or consolidation of shares of Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Stock effected without receipt of consideration by the Company. Any adjustment shall be conclusively determined by the Committee.


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                  If the Company shall be the surviving corporation in any
merger or reorganization or other business combination, any option granted hereunder shall cover the securities or other property to which a holder of the number of shares of Stock covered by the unexercised portion of the option would have been entitled pursuant to the terms of the merger. Upon any merger or reorganization or other business combination in which the Company shall not be the surviving corporation, or a dissolution or liquidation of the Company, or a sale of all or substantially all of the Company's assets, all outstanding options shall terminate, subject to the right of the surviving or resulting corporation to grant the Company substitute options to purchase its shares on such terms and conditions, both as to the number of shares and otherwise, which the Committee shall deem appropriate.

                  Stock option agreements under the Plan may, at the discretion of the Committee, provide that upon stockholder approval of a merger, reorganization or other business combination, whether or not the Company is the surviving corporation, or a sale of all or substantially all of the Company's assets, all unmatured installments of the stock option shall vest and become immediately exercisable in full.

                  The foregoing adjustments and the manner of application of the foregoing provisions, including the issuance of any substitute options, shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.


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                                   ARTICLE XI

                        No Obligation to Exercise Option

                  Granting of an option shall impose no obligation on the recipient to exercise such option.

                                   ARTICLE XII

                                 Use of Proceeds

                  The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

                                  ARTICLE XIII

                             Rights as a Stockholder

                  An optionee shall have no rights as a stockholder with respect to any share covered by his option until such person shall have become the holder of record of such share, and such person shall not be entitled to any dividends or distributions or other rights in respect of such share for which the record date is prior to the date on which such person shall have become the holder of record thereof, except as otherwise provided in ARTICLE X.

                                   ARTICLE XIV

                                Employment Rights

                  No provision in the Plan or in any option granted hereunder shall confer on any optionee any right to continue in the employ of the Company, or to interfere in any way with the right of the Company to terminate the optionee's employment at any time.


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                                   ARTICLE XV

                               Compliance with Law

                  The Company is relieved from any liability for the non-issuance or non-transfer or any delay in the issuance or transfer of any shares of Stock subject to options under the Plan which results from the inability of the Company to obtain, or from any delay in obtaining, from any regulatory body having jurisdiction or authority, any requisite approval to issue or transfer any such shares if counsel for the Company deems such approval necessary for lawful issuance or transfer thereof.

                  Each option granted under the Plan is subject to the requirement that if at any time the Board determines, in its discretion, that the listing, registration or qualification of shares of Stock issuable upon exercise of options is required by any securities exchange or under any state or Federal law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of options or the issuance of shares of Stock, no shares of Stock shall be issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions or with such conditions as are acceptable to the Board.

                  In the event the disposition of shares of Stock acquired pursuant to the Plan is not covered by a then-current registration statement under the Securities Act of 1933, as amended, the shares of Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended,

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or regulations thereunder, and the Board may require the optionee (or transferee pursuant to ARTICLE IX), as a condition precedent to receipt of such shares of Stock, to represent in writing that the shares of Stock acquired by such person are acquired for investment only and not with a view to distribution.
Appropriate legends may be placed on the stock certificates evidencing shares issued upon exercise of options to reflect any transfer restrictions.

                                   ARTICLE XVI

                             Cancellation of Options

                  The Committee, in its discretion, may, with the consent of any optionee, cancel any outstanding option hereunder.

                                  ARTICLE XVII

                     Effective Date; Expiration Date of Plan

                  The Plan shall become effective upon adoption by the Board. The expiration date of the Plan, after which no option may be granted hereunder, shall be the tenth (10th) anniversary of the adoption of the Plan by the Board.

                                  ARTICLE XVIII

                       Amendment or Discontinuance of Plan

                  The Board may terminate, amend or modify the Plan in its sole discretion at any time or from time to time after the Effective Date. Notwithstanding the preceding provisions of this ARTICLE XVIII, no such action shall, without shareholder approval, increase the number of shares as to which options may be granted or change the class of employees eligible to receive options under the new Plan.


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                                   ARTICLE XIX

                                  Miscellaneous

                  (a) Options shall be evidenced by option agreements (which need not be identical) in such forms as the Committee may from time to time approve. Such agreements shall conform to the terms and conditions of the Plan and may provide that the grant of any option under the Plan and Stock acquired pursuant to the Plan shall also be subject to such other conditions (whether or not applicable to the option or Stock received by any other optionee) as the Committee determines appropriate, including, without limitation, provisions to assist the optionee in financing the purchase of Stock through the exercise of options, provisions for the forfeiture of, or restrictions on, resale or other disposition of shares under the Plan, provisions giving the Company the right to repurchase shares acquired under the Plan in the event the participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

                  (b) The Company may, in its discretion, require that an optionee pay to the Company, at the time of exercise, such amount as the Company deems necessary to satisfy its obligations to withhold Federal, state, or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.

                  (c) Each optionee shall file with the Committee a written designation of one or more persons as beneficiary, who shall be entitled to exercise options which are exercisable, if

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any, or to receive shares of Stock distributable, if any, under the Plan upon the optionee's death. An optionee may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the optionee's death, and in no event shall it be effective as of a date prior to such receipt.

                  (d) If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

                  (e) No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the

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Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                  (f) The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of law thereof.

                  (g) No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Optionees shall have no rights under the Plan other than as unsecured general creditors of the Company, except that

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insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

                  (h) Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and upon any other information furnished in connection with the Plan by any person or persons other than such member.

                  (i) Except as otherwise specifically provided in the relevant plan document, no payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit-sharing, group insurance or other benefit plan of the Company.

                  (j) The expenses of administering the Plan shall be borne by the Company.

                  (k) Masculine pronouns and other words of masculine gender shall refer to both men and women.